Exhibit 1.01
Conflict Minerals Report
I. Introduction
Based in Charlotte, North Carolina, SPX FLOW, Inc. innovates with customers to help feed and enhance the world by designing, delivering and servicing high value solutions at the heart of growing and sustaining our diverse communities. The company's product offering is concentrated in rotating, actuating and hydraulic technologies, as well as automated process systems, into food and beverage, industrial and power and energy markets. SPX FLOW has approximately $2 billion in annual revenues with operations in more than 30 countries and sales in more than 150 countries.
Certain of our products contain materials or components that use tin, tantalum, tungsten and/or gold (“3TG”). Due to the depth of our supply chain, we are often far removed from the sources of ore from which these metals are produced and the smelters/refiners that process those ores; the efforts undertaken to identify the countries of origin of those ores reflect our circumstances and position in the supply chain. The amount of information available globally on the traceability and sourcing of these ores is extremely limited at this time; this situation is not unique to us. We have taken steps to identify the applicable smelters and refiners of such 3TG metals in our supply chain; however, we believe that the smelters and refiners of 3TG are best situated to identify the sources and countries of origin of the 3TG. We rely on our suppliers to provide us with information on the origin of any conflict minerals contained in components and materials supplied to us.
The due diligence efforts noted below were undertaken on the products manufactured by us in 2017.
II. Reasonable Country of Origin Inquiry (RCOI)
We instructed our direct suppliers to provide answers to the Electronic Industry Citizenship Coalition-Global e-Sustainability Initiative (EICC-GeSI) Conflict Minerals Common Reporting Template. The EICC-GeSI Conflict Minerals Common Reporting Template is a common tool for reporting conflict minerals content and sourcing information worldwide. In some cases, suppliers were required to provide corrections and clarifications. As such, we believe our RCOI process was reasonably designed and performed in good faith.
III. Design of Due Diligence Framework
We designed our due diligence framework to conform in all material respects with the OECD 2013 Guidelines - OECD Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas: Second Edition, OECD Publishing. http://dx.doi.org/10.1787/9789264185050-en
IV. Due Diligence Measures Performed
Due diligence measures we performed include, but are not limited to, the following:

•	Reporting to senior management regarding the structure of our conflict minerals program.

•	Reporting to senior management on direct suppliers’ responses to our conflict minerals information requests.

•	Communicating our policy on conflict minerals to direct suppliers.

•	Communicating the commitments and requirements expected of our direct suppliers, supported by, when appropriate, email and phone dialogues.

•
Comparing smelters and refiners identified by suppliers to the Conflict Free Sourcing Initiative (“CFSI”) lists of validated conflict free and verified facilities and the US Department of Commerce “Reporting Requirements Under Section 1502(d)(3)(C) of the Dodd-Frank Act World-Wide Conflict Mineral Processing Facilities" (http://www.ita.doc.gov/td/forestprod/DOC-ConflictMineralReport.pdf), and our own independent research.

•
Developing a risk mitigation plan that allows for continued trade with a supplier as appropriate through the supplier’s risk mitigation efforts, and evaluating the business relationship with suppliers that do not address the risks.

•
Developing contractual terms and conditions regarding procurement practices that encourage suppliers to purchase raw materials from smelters/refiners which have achieved a conflict free designation by the CFSI's Conflict Free Smelter Program ("CFSP") or have an audit program with which CFSI has mutual recognition.

V. Product Determination
We received inconclusive data from our direct suppliers. Material source information is still developing. To date, we have received no information from our direct suppliers indicating that the tin, tantalum, tungsten or gold we purchased from them directly or indirectly financed or benefited armed groups in the Democratic Republic of the Congo (“DRC”) or adjoining countries. Some suppliers disclosed to us that scrap/recycled sources of 3TG were identified in their supply chains and did not require due diligence.
We believe the following smelters/refiners have achieved a conflict free designation by the CFSI’s CFSP or have an audit program with which CFSI has mutual recognition, or are actively in the process of obtaining the designations, or are smelters/refiners for which we independently obtained country of origin information:

Gold	Abington Reldan Metals, LLC
Gold	Acade Noble Metal (Zhao Yuan) Corporation
Gold	Academy Precious Metals
Gold	Advanced Chemical Company
Gold	African Gold Refinery
Gold	Aida Chemical Industries Co., Ltd.
Gold	Aktyubinsk
Gold	Aktyubinsk Copper Company TOO
Gold	Al Etihad Gold
Gold	Al Etihad Gold Refinery DMCC
Gold	Allgemeine Gold-und Silberscheideanstalt A.G.
Gold	Almalyk Mining and Metallurgical Complex (AMMC)
Gold	ALPHA ASSEMBLY
Gold	AngloGold Ashanti Corrego do Sitio Mineracao
Gold	ANZ Bank
Gold	Argor-Heraeus S.A.
Gold	Asahi Pretec Corp.
Gold	Asahi Refining Canada Ltd.
Gold	Asahi Refining USA Inc.
Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.
Gold	AU Traders and Refiners
Gold	AU Traders and Refiners (Pty) Ltd
Gold	AURA-II
Gold	Aurubis AG
Gold	Baiyin Nonferrous Metals Corporation (BNMC)
Gold	Bangalore Refinery
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)
Gold	Bauer Walser AG
Gold	Boliden AB
Gold	C. Hafner GmbH + Co. KG
Gold	Caridad
Gold	CCR Refinery - Glencore Canada Corporation
Gold	Cendres + Metaux S.A.
Gold	Central Bank of the DPR of Korea
Gold	Changsha South Tantalum Niobium Co., Ltd.
Gold	Changzhou Chemical Research Institute Co. Ltd.
Gold	Cheong Hing
Gold	Chernan Technology co., ltd
Gold	Chi Sino-Platinum Metals Co.,Ltd
Gold	Chimet S.p.A.

Gold	China Gold International Resources Corp. Ltd
Gold	China GoldDeal Investment Co., Ltd.
Gold	China National Gold Group Corp.
Gold	Chugai Mining
Gold	Codelco
Gold	Codelco - Ventanas Smelter & Refinery
Gold	Colt Refining
Gold	COOKSON SEMPSA
Gold	Cooson Sempsa
Gold	Copyr Gold shousha
Gold	CS
Gold	Daejin Indus Co., Ltd.
Gold	DaeryongENC
Gold	Daye Non-Ferrous Metals Mining Ltd.
Gold	Degussa Sonne / Mond Goldhandel GmbH
Gold	DODUCO Contacts and Refining GmbH
Gold	Dong'guan Dong wu Violent-toxic Chemical Products Co., Ltd.
Gold	DONGGUAN DONGXU METAL SURFACE HANDLE CO.,LTD
Gold	Dongguan Standard Electronic Material.Co.,Ltd
Gold	Dongguanshi Sutande Dianzi Cailiao Youxiangongsi
Gold	Dong-Wo Co., Ltd.
Gold	Dowa
Gold	DS PRETECH Co., Ltd.
Gold	DSC (Do Sung Corporation)
Gold	DUOXIN
Gold	ECHEM
Gold	E-CHEM Enterprise Corp
Gold	Eco-System Recycling Co., Ltd.
Gold	Elemetal Refining, LLC
Gold	EM Vinto
Gold	Emirates Gold DMCC
Gold	Enrico Faggi Spa
Gold	Enthone
Gold	ESG Edelmetall-Service
Gold	Faggi Enrico S.p.A.
Gold	Feinhütte Halsbrücke GmbH
Gold	Ferro Corporation
Gold	Fidelity Printers and Refiners Ltd.
Gold	Gansu-based Baiyin Nonferrous Metals Corporation (BNMC)
Gold	GCC Gujrat Gold Centre Pvt. Ltd.
Gold	Geib Refining Corporation
Gold	Gejiu Non-Ferrous Metal Processing Co., Ltd.
Gold	Gejiu Zi-Li
Gold	Gold Refinery of Zijin Mining Group Co., Ltd.
Gold	Great Wall Precious Metals Co., Ltd. of CBPM
Gold	Guandong Jinding Material co., Ltd.
Gold	GUANGDONG HUA JIAN TRADE DO.,LTD
Gold	Guangdong Jinding Gold Limited
Gold	Guangdong macro jin precious metal smelting
Gold	Guangdong MingFa Precious Metal Co.,Ltd

Gold	GuangZHou Jin Ding
Gold	Guoda Safina High-Tech Environmental Refinery Co., Ltd.
Gold	Hang Seng Technology
Gold	Hang Technology
Gold	Hangzhou Fuchunjiang Smelting Co., Ltd.
Gold	Harima Smelter
Gold	Harmony Gold Mining Co.
Gold	Harmony Gold Mining Company Limited
Gold	Harmony Gold Refinery
Gold	HeeSung Metal Ltd.
Gold	Heimerle + Meule GmbH
Gold	Henan Province Sanmenxia City Gold Smelter
Gold	Henan Sanmenxia Lingbao City Jinyuan Mining Industry Co., Ltd
Gold	Henan Yuguang Gold & Lead Co., Ltd
Gold	Heraeus Ltd. Hong Kong
Gold	Heraeus Materials Singapore Pte Ltd
Gold	Heraeus Metals Hong Kong Ltd.
Gold	Heraeus Precious Metals GmbH & Co. KG
Gold	HeTai Gold Mineral GuangDong Ltd. Co.
Gold	Hisikari Mine
Gold	Hitachi
Gold	HON HAI PRECISION IND. CO., LTD
Gold	Hon Shen Co. Ltd
Gold	HonHai Precision Co., Ltd.
Gold	Hunan Chenzhou Mining Co., Ltd.
Gold	Hutti Gold Mines Limited
Gold	HwaSeong CJ CO., LTD.
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.
Gold	Ishifuku Metal Industry Co., Ltd.
Gold	Istanbul Gold Refinery
Gold	Italpreziosi
Gold	Japan Mint
Gold	Japan Pure Chemical
Gold	Jia Lung Corp
Gold	Jiangsu Sue large special chemical reagent Co., LTD
Gold	Jiangxi Copper Co., Ltd.
Gold	Jiangxi Zhaojin Lai Fook Precious Metals Corporation
Gold	Jie sheng
Gold	Jin Dong Heng
Gold	Jin Jinyin refining company limited
Gold	JinBao Electronic Co.,Ltd.
Gold	Jinfeng Gold Mine Smelter
Gold	Jinlong Copper Co., Ltd.
Gold	Johnson Matthey Inc
Gold	JSC "Aurat"
Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant
Gold	JSC Uralelectromed
Gold	JX Nippon Mining & Metals Co., Ltd.
Gold	K.A.Rasmussen as
Gold	Kaloti Precious Metals

Gold	Kanfort Industrial (Yantai)
Gold	Kanfort Industrial Co. Ltd.
Gold	Kazakhmys Smelting LLC
Gold	Kazzinc
Gold	Kee Shing
Gold	Kennecott Utah Copper LLC
Gold	KGHM Polska Miedz Spolka Akcyjna
Gold	Kojima Chemicals Co., Ltd.
Gold	Korea Metal Co., Ltd.
Gold	Korea Zinc Co., Ltd.
Gold	Kosak Seiren
Gold	Kuan Shuo Ind. Co., Ltd.
Gold	Kunshan Jinli chemical industry reagents co.,Ltd.
Gold	KYOCERA Corporation
Gold	Kyrgyzaltyn JSC
Gold	Kyshtym Copper-Electrolytic Plant ZAO
Gold	L'azurde Company For Jewelry
Gold	LBMA
Gold	Lian Xing Plating Factory
Gold	Lingbao Gold Co., Ltd.
Gold	Lingbao Jinyuan Tonghui Refinery Co., Ltd.
Gold	LINXENS
Gold	LITTELFUSE
Gold	L'Orfebre S.A.
Gold	LS-NIKKO Copper Inc.
Gold	Luo yang Zijin Yinhui Metal Smelt Co Ltd
Gold	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.
Gold	Malaysia Smelting Corporation Berhad
Gold	Marsam Metals
Gold	Materion
Gold	Matsuda Sangyo Co., Ltd.
Gold	Metahub Industries Sdn. Bhd.
Gold	Metallo-Chimique N.V.
Gold	Metalor Technologies (Hong Kong) Ltd.
Gold	Metalor Technologies (Singapore) Pte., Ltd.
Gold	Metalor Technologies (Suzhou) Co Ltd
Gold	Metalor Technologies S.A.
Gold	Metalor USA Refining Corporation
Gold	Metalurgica Met-Mex Penoles S.A. De C.V.
Gold	Minsur
Gold	Mitsubishi Materials Corporation
Gold	Mitsui Mining & Smelting
Gold	Mitsui Mining and Smelting Co., Ltd.
Gold	MK electron
Gold	MMTC-PAMP India Pvt., Ltd.
Gold	Modeltech Sdn Bhd
Gold	Morigin Company
Gold	Morris and Watson
Gold	Morris and Watson Gold Coast
Gold	Moscow Special Alloys Processing Plant

Gold	N.E. CHEMCAT
Gold	Nadir Metal Rafineri San. Ve Tic. A.S.
Gold	Nathan Trotter & Co., Inc
Gold	Navoi Mining and Metallurgical Combinat
Gold	NH Recytech Company
Gold	Nihon Material Co., Ltd.
Gold	Ningbo Kangqiang Electronics Co., Ltd.
Gold	Ningxia Non-ferrous Metal Smeltery
Gold	Nippon Micrometal Corporation
Gold	Nyrstar Metals
Gold	Ogussa Osterreichische Gold- und Silber-Scheideanstalt GmbH
Gold	Ohura Precious Metal Industry Co., Ltd.
Gold	OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastsvetmet)
Gold	OJSC Kolyma Refinery
Gold	OJSC Novosibirsk Refinery
Gold	OJSC The Gulidov Krasnoyarsk Non-Ferrous Metals Plant"" (OJSC Krastsvetmet)"
Gold	PAMP S.A.
Gold	Pease & Curren
Gold	Penglai Penggang Gold Industry Co., Ltd.
Gold	Planta Recuperadora de Metales SpA
Gold	Precious Metals Sales Corp.
Gold	Prioksky Plant of Non-Ferrous Metals
Gold	PT Aneka Tambang (Persero) Tbk
Gold	PX Precinox S.A.
Gold	Qiankun Gold and Silver Refnery Share Company Limited
Gold	Rand Refinery (Pty) Ltd.
Gold	Refinery of Seemine Gold Co., Ltd.
Gold	Remondis Argentia B.V.
Gold	Republic Metals Corporation
Gold	Royal Canadian Mint
Gold	rui sheng
Gold	SAAMP
Gold	Sabin Metal Corp.
Gold	Safimet S.p.A
Gold	SAFINA, a.s
Gold	Sai Refinery
Gold	Samduck Precious Metals
Gold	Samwon Metals Corp.
Gold	Sanmenxia hang seng science and technology, research and development Co., LTD
Gold	Sanmenxia HengSheng Science Technology R&D CO.LTD
Gold	SAXONIA Edelmetalle GmbH
Gold	Schone Edelmetaal B.V.
Gold	SCHOOT
Gold	Scotia Mocatta
Gold	SD(Samdok) Metal
Gold	SEMPSA Joyeria Plateria S.A.
Gold	Senju
Gold	Sewon Korea
Gold	Shan Dong Huangjin
Gold	Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co. Ltd.

Gold	Shandon Jin Jinyin Refining Limited
Gold	Shandong Hengbang Smelter Co.,ltd
Gold	Shandong Humon Smelting Co., Ltd.
Gold	Shandong Tiancheng Biological Gold Industrial Co., Ltd.
Gold	Shandong Yanggu Xiangguang Co., Ltd.
Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.
Gold	Shandong Zhongkuang Group Co,.Ltd.
Gold	Shangdong Humon Smelting Co., Ltd.
Gold	Shanghai Gold Exchange
Gold	Shen Zhen Thousand Island Ltd.
Gold	Shenzhen fujun material technology co.,ltd
Gold	Shenzhen Heng Zhong Industry Co.,Ltd.
Gold	Shenzhen Kuril company
Gold	Shenzhen Municipal Public Security Bureau
Gold	SHENZHEN TIANCHENG CHEMICAL CO LTD
Gold	Shenzhen Zhonghenglong Real Industry Co., Ltd.
Gold	SHINKO ELECTRIC INDUSTRIES CO., LTD.
Gold	Sichuan Tianze Precious Metals Co., Ltd.
Gold	Singway Technology Co., Ltd.
Gold	SINO-PLATINUM METALS CO.,LTD
Gold	Smitomo Hisikari Mine
Gold	So Accurate Group, Inc.
Gold	SOE Shyolkovsky Factory of Secondary Precious Metals
Gold	Sojitz
Gold	Solar Applied Materials Technology Corp.
Gold	Solartech
Gold	Soochow University's
Gold	Standard Bank
Gold	State Research Institute Center for Physical Sciences and Technology
Gold	Sudan Gold Refinery
Gold	SUMISHO MATERIAL CORP.
Gold	Sumitomo Metal Mining Co., Ltd.
Gold	SungEel HiMetal Co., Ltd.
Gold	Super Dragon Technology Co., Ltd
Gold	Suzhou Xingrui Noble
Gold	T.C.A S.p.A
Gold	Tai zhou chang san Jiao electron Co.,Ltd
Gold	Taicang City Nancang Metal Material Co.,Ltd
Gold	TAIZHOU CHANGSANJIAO CO.,LTD
Gold	Tai'zhou City Yangtze River Delta Electron Ltd.
Gold	Tanaka Kikinzoku Kogyo K.K.
Gold	Technic
Gold	Thaisarco Thailand Smelting and Refining Co. Ltd.
Gold	The Gold Smelter of Guangdong, Gao Yao He Tai Gold Mining
Gold	THE HUTTI GOLD MINES CO.LTD
Gold	The Refinery of Shandong Gold Mining Co., Ltd.
Gold	Tokuriki Honten Co., Ltd.
Gold	Tongling Nonferrous Metals Group Co., Ltd.
Gold	Tony Goetz NV
Gold	TOO Tau-Ken-Altyn

Gold	Torecom
Gold	UBS AG
Gold	Umicore Brasil Ltda.
Gold	Umicore Galvanotechnik GmbH
Gold	Umicore Precious Metals Thailand
Gold	Umicore S.A. Business Unit Precious Metals Refining
Gold	Uniforce Metal Industrial Corp.
Gold	United Precious Metal Refining, Inc.
Gold	Universal Precious Metals Refining Zambia
Gold	Uyemura
Gold	Uyemura International Corp.
Gold	Valcambi S.A.
Gold	Valcambi SA Corp.
Gold	Viagra Di precious metals (Zhaoyuan) Co., Ltd.
Gold	WAM Technologies Taiwan Co.,Ltd.
Gold	Western Australian Mint (T/a The Perth Mint)
Gold	WIELAND Edelmetalle GmbH
Gold	Wieland-Werke AG
Gold	Williams Gold Refining Company
Gold	Wuxi City Precious Metal Electronic Material Fty
Gold	Wuzhong Group
Gold	Yamakin Co., Ltd.
Gold	YAMAMOTO PRECIOUS METAL CO., LTD.
Gold	Yantai Guodasafina High-Tech Environmental Refinery Co., Ltd.
Gold	Yantai Kanfort Metal Co., Ltd.
Gold	Yantai Zhaojin Lai Fuk Precious Metals Co., Ltd
Gold	Yantai Zhaojinlufu
Gold	Yokohama Metal Co., Ltd.
Gold	Yueqing Chemical & Light Industry & Building Materials Co., Ltd.
Gold	Yunnan Copper Industry Co., Ltd.
Gold	Yunnan Metallurgical Group Co., Ltd
Gold	Yunnan Tin Company Limited
Gold	Yunnan Tin Company, Ltd.
Gold	Zhaoyuan Li Fu Industrial
Gold	ZHAOYUAN LIFUSHIYE Co., Ltd
Gold	Zhe Jiang Guang Yuan Noble Metal Smelting Factory
Gold	Zhongkuang Gold Industry Co.,LTD
Gold	Zhongshan Hyper-Toxic Substance Monopolized Co., Ltd.
Gold	ZHONGSHAN POISON MATERIAL PROPRIETARY CO., LTD
Gold	Zhongshan Public Security Bureau
Gold	Zhongyan Gold Smelter
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation
Gold	Zhuhai toxic materials Monopoly Ltd.
Gold	Zhuzhou Smelting Group Co., Ltd.
Gold	天誠化工有限公司
Tantalum	A&M Minerals Limited
Tantalum	ABS
Tantalum	Advanced Metallurgical Group N.V.
Tantalum	Advanced Metallurgical Group N.V. (AMG)
Tantalum	Asaka Riken Co., Ltd.

Tantalum	Avon Metals
Tantalum	Avon Specialty Metals Ltd
Tantalum	Bardiani Valvole
Tantalum	Changsha South Tantalum Niobium Co., Ltd.
Tantalum	Changsha Zexiang Scrap Metal Company
Tantalum	Chongyi Zhangyuan Tungsten Co., Ltd.
Tantalum	Companhia Industrial Fluminense
Tantalum	D Block Metals, LLC
Tantalum	Duoluoshan
Tantalum	E.S.R. Electronics
Tantalum	Estonia
Tantalum	Ethiopian Minerals Development Share Company
Tantalum	Exotech Inc.
Tantalum	F&X Electro-Materials Ltd.
Tantalum	FIR Metals & Resource Ltd.
Tantalum	Fujian Nanping
Tantalum	Gannon & Scott
Tantalum	Global Advanced Metals Aizu
Tantalum	Global Advanced Metals Boyertown
Tantalum	Guangdong Rising Rare Metals-EO Materials Ltd.
Tantalum	Guangdong Zhiyuan New Material Co., Ltd.
Tantalum	Guizhou Zhenhua Xinyun Technology Ltd., Kaili branch
Tantalum	H.C Starck GmbH Goslar
Tantalum	H.C. Starck Co., Ltd.
Tantalum	H.C. Starck GmbH Laufenburg
Tantalum	H.C. Starck Hermsdorf GmbH
Tantalum	H.C. Starck Inc.
Tantalum	H.C. Starck Ltd.
Tantalum	H.C. Starck Smelting GmbH & Co. KG
Tantalum	H.C. Starck Tantalum and Niobium GmbH
Tantalum	H.C. Starck Tantalum and Niobium GmbH Goslar
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.
Tantalum	Hi-Temp Specialty Metals, Inc.
Tantalum	Hunan Chenzhou Mining Group Co
Tantalum	ICD
Tantalum	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.
Tantalum	Jiangxi Tuohong New Raw Material
Tantalum	Jiangxi Yichun
Tantalum	Jiujiang Janny New Material Co., Ltd.
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.
Tantalum	Jiujiang Tanbre Co., Ltd.
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.
Tantalum	KEMET Blue Metals
Tantalum	King-Tan Tantalum Industry Ltd.
Tantalum	Lipman Walton
Tantalum	LSM Brasil S.A.
Tantalum	Malaysia Smelting Corporation (MSC)
Tantalum	Materion
Tantalum	Metal Do
Tantalum	Metallum

Tantalum	Metallurgical Products India Pvt., Ltd.
Tantalum	Metherma GmbH & Co KG
Tantalum	Mineracao Taboca S.A.
Tantalum	Mitsui Mining and Smelting Co., Ltd.
Tantalum	N A S BAR
Tantalum	Nantong Tongjie Electrical Co., Ltd.
Tantalum	NEC Tokin Electronics(Thailand)Co.,Ltd.
Tantalum	NingHua XingLuoKeng TungSten Mining CO.,LTD
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.
Tantalum	Noventa
Tantalum	NPM Silmet AS
Tantalum	NTET, Thailand
Tantalum	Phoenix Metal Ltd
Tantalum	Plansee SE Liezen
Tantalum	Posco
Tantalum	Power Resources Ltd.
Tantalum	Praxair
Tantalum	QuantumClean
Tantalum	Resind Industria e Comercio Ltda.
Tantalum	RFH Tantalum Smeltery Co., Ltd./Yanling Jincheng Tantalum & Niobium Co., Ltd.
Tantalum	Rui Da Hung
Tantalum	Scandmetal
Tantalum	Shanghai Jiangxi Metals Co. Ltd
Tantalum	Solikamsk Magnesium Works OAO
Tantalum	Taki Chemical Co., Ltd.
Tantalum	Talison Minerals Pty Ltd
Tantalum	Talley Metals
Tantalum	Tanco
Tantalum	Tantalite Resources
Tantalum	Telex Metals
Tantalum	Tranzact, Inc.
Tantalum	Treibacher Industrie AG
Tantalum	Ulba Metallurgical Plant JSC
Tantalum	Unecha Refractory metals plant
Tantalum	Wilbury Metals
Tantalum	Wolfram Bergbau und Hütten AG
Tantalum	Wolfram Company CJSC
Tantalum	Xiamen Golden Egret Special Alloy Co. Ltd.
Tantalum	XinXing HaoRong Electronic Material Co., Ltd.
Tantalum	Yichun Jin Yang Rare Metal Co., Ltd.
Tantalum	Zhuzhou Cemented Carbide Group Co., Ltd.
Tantalum	Zhuzhou Decheng Non Ferrous Metals Industies Co., Ltd.
Tin	A&M Minerals Ltd.
Tin	A.E.B. International, Inc.
Tin	A.L.M.T. TUNGSTEN Corp.
Tin	Academy Precious Metals
Tin	Acciaierie Bertoli Safau
Tin	Acciaierie Venete SPA
Tin	ACT JAPAN
Tin	ACuPowder International, LLC

Tin	AFICA
Tin	Ai-chia Industrial Co., Ltd.
Tin	AIM
Tin	A-kyo Enterprise Co. Ltd.
Tin	ALARM Co., Ltd.
Tin	Aleris
Tin	All armor Minoru industry (co ) Co., Ltd.
Tin	Alldyne Powder Technologies (ATI Firth Sterling) (Kennametal)
Tin	Allgemeine Gold-und Silberscheideanstalt A.G.
Tin	Allied Material Corporation
Tin	Allied Metal Company
Tin	ALLTECH METAL
Tin	ALMAG
Tin	Alpha
Tin	Alrec
Tin	Aluminum Alloys Inc.
Tin	Aluminum Resourced
Tin	Amalgamated Metal Corporation PLC
Tin	American Iron & Metal Co. Inc
Tin	Ami Bridge Enterprise Co., Ltd.
Tin	Ampere Polska Sp. z o.o. (trader)
Tin	An Thai Minerals Co., Ltd.
Tin	An Vinh Joint Stock Mineral Processing Company
Tin	An Xin Xuan Xin Yue You Se Jin Shu Co. Ltd.
Tin	Anchen Solder Tin Products Co., Ltd
Tin	Angelcast Enterprise Co., Ltd.
Tin	Anson solder Tin Products Co., Ltd
Tin	Aoki Labatories Ltd
Tin	Aoki Laboratories Ltd.
Tin	Arcelor La Plaine
Tin	ArcelorMittal Burns Harbor
Tin	ArcelorMittal Hamburg GmbH
Tin	Arco Alloys
Tin	ARDENACIER
Tin	Asaka Riken Co Ltd
Tin	ASCOMETAL
Tin	ASEM
Tin	Assaf Conductors Ltd.
Tin	ASTAMUSE
Tin	ASUKA Industries Inc.
Tin	Atlantic Metals
Tin	Atlas Pacific
Tin	ATM ESTANHO IND COM IMP EXP LTDA
Tin	Audiua, Escardida
Tin	Aurubis AG
Tin	Aurubis Netherlands
Tin	Ayrubis
Tin	baiduTong
Tin	Balver Zinn - Josef Jost GmbH & Co.KG
Tin	Bangjia Island

Tin	Bao Yuhua Electronics Co., Ltd.
Tin	Baoshenglong
Tin	Baoshida Swissmetal
Tin	Baosteel Special Metals CO.,Ltd
Tin	Baotai
Tin	BASLINI TIN SRL
Tin	Bauer-Walser AG
Tin	BEFESA ALUMINIO S.L
Tin	Befesa Aluminio, S.L.
Tin	Beijing Boda Xihanliao Co., Ltd.
Tin	Beijing Oriental Guide
Tin	Best Metais
Tin	Bilstein Service GmbH
Tin	Bintulu
Tin	BNT Chemicals Gmbh
Tin	BOYI METAL ELECTRO FTY
Tin	Brasiliera de Ferroligas Ltda
Tin	Brautmeier GmbH
Tin	Brinkmann Chemie AG
Tin	Britannia Refined Metals Ltd.
Tin	Buffalo Tungsten, Inc.
Tin	Buhung Ind
Tin	C. Hafner GmbH + Co. KG
Tin	C.D. Wälzholz KG
Tin	CapXon(Hongyuan)
Tin	Caridad
Tin	Cast Metais
Tin	Castolin
Tin	Central Copper Co., Ltd Zhejiang
Tin	CENTRAL GLASS CO.,LTD UBE, YAMAGUCHI
Tin	CFC Cooperativa dos Fundidores de Cassit
Tin	CFC Cooperativa dos Fundidores de Cassiterita da Amazonia Ltda.
Tin	CHAINBOW
Tin	CHAN WEN COPPER INDUSTRY CO.,LTD.
Tin	ChaoYue
Tin	Charter Wire
Tin	Chemtreat Consultant
Tin	Cheng Yang
Tin	Chengli Hanxi Co.Ltd
Tin	Chenglikunshanchenglihan Tin Industry Co.,Ltd
Tin	Chenzhou Gold Arrow Solder CO.,Ltd
Tin	Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.
Tin	CHIA FAR
Tin	Chifeng Dajingzi Tin Industry Co., Ltd.
Tin	China Alluter Technology (Shenzhen) Co.,Ltd.
Tin	CHINA GUANGXI LIUZHOU CITY, TIN METAL MATERIALS BRANCH
Tin	China Hiroshima Xi Nandan Chinese tin sets Foundation
Tin	China Hongqiao
Tin	China Huaxi Group Nandan
Tin	China Lai Bin tin smelting co,.ltd

Tin	China Nandan Set
Tin	China National Gold Group Corporation
Tin	China New Materials
Tin	China Steel Corporation
Tin	China Tin Group Co., Ltd.
Tin	CHINA TIN LAI BEN SMELTER CO., LTD
Tin	China tin metal materials in guangxi branch
Tin	China Yunnan Gejiu Nonferrous Electrolysis Company
Tin	China YunXi mining
Tin	Chinalco LuoYang Copper Co., Ltd.
Tin	Chinese Guangxi Nantan sinter tin group
Tin	Chinese Hunan province Chenzhou City
Tin	Chofu Works
Tin	Chongyi Zhangyuan Tungsten Co., Ltd.
Tin	Chorus Tata Steel
Tin	Chris Carkner
Tin	Chuangye Metal Wiring Materials Co., Ltd.
Tin	Chuetsu-Metal corporation
Tin	Chugai Mining
Tin	CHUTAN GANXIAN COUNTY, JIANGXI, China
Tin	CIMSA, S.A.
Tin	CINTAS METALICAS S.A
Tin	Citra Logam Alpha Sejahtera
Tin	Cloud new nonferrous electrolytic Company Limited
Tin	CNMC (Guangxi) PGMA Co., Ltd.
Tin	Cobix Indústria e Comércio de Metais Ltda.
Tin	Codelco
Tin	Cohen Alloys Ltd
Tin	Colonial Metals Company
Tin	COME FM TIMAH
Tin	Conghua Tantalum and Niobium Smeltry
Tin	Constellium Extrusions Decin s.r.o.
Tin	Continental
Tin	Cookson
Tin	Cooper Santa
Tin	Cooperativa dos Fundidores de Cassiterita da Amazonia Ltda
Tin	Cooperativa Metalurgica de Rondonia Ltda.
Tin	Cooperativa Produtores de Estanho
Tin	Cooperative Miners of Santa Cruz
Tin	COPPER 100
Tin	CRM Synergies
Tin	CSC Pure Technologies
Tin	CUSTOM ALLOY LIGHT METALS INC
Tin	CV Ayi Jaya
Tin	CV DS Jaya Abadi (PT Stanindo Inti Perkasa)
Tin	CV Dua Sekawan
Tin	CV Duta Putra Bangka
Tin	CV Gita Pesona
Tin	CV Makmur Jaya
Tin	CV Nujanah

Tin	CV United Smelting
Tin	CV Venus Inti Perkasa
Tin	Da Nang Processing Import and Export Joint Stock
Tin	Dae Chang Co., Ltd.
Tin	DAEJIN INDUS CO., LTD
Tin	DaeryongENC
Tin	DAEWOO INTERNATIONAL CORPORATION
Tin	Darley Dale Smelter
Tin	Dede Kimya
Tin	Degutea
Tin	DEW THYSSEN
Tin	Dickmann s.r.l.
Tin	Ding Pacific Metal Products (Shenzhen) Co., Ltd.
Tin	Dingnan Jiawang environmental Tin technology Co.
Tin	DOCTOR OF SOLDER PRODUCTS CO., LTD
Tin	Doduco GmbH
Tin	Dohi Wild Metal Corporation
Tin	DOHINO METAL
Tin	Doi field Metals Co., Ltd.
Tin	Doino Kinzoku
Tin	Dongbu Steel
Tin	Dongguan City JiuBo Electronic Science and Technology Co.,LTD
Tin	DONGGUAN CITY XIDA SOLDERING TIN PRODUCTS CO
Tin	Dongguan Dongxu metal Surface Handle Co.,Ltd.
Tin	Dongguan Huayu Metal-Material
Tin	DONGGUAN JIN JI PRECISION DIE MACHINE INC.
Tin	Dongguan lason metel materials co,.ltd
Tin	Dongguan LeCheng metal material Co.,LTD.
Tin	Dongguan Qiandao Metal Tin Product Co., Ltd.
Tin	Dongguan tangxia
Tin	Dongguan Yuecheng metal materials Co., Ltd.
Tin	Dongguan zhong ju tin electronic CO.,LTD.
Tin	Dosung metal
Tin	Dowa
Tin	Dr.-Ing. Max Schlotter GmbH & Co. KG (Schloetter Germany)
Tin	DS
Tin	DUKSAN HI-METAL
Tin	Duni Ljevaonica obojenih metala
Tin	Duoluoshan
Tin	DYFENCO GREEN APPLIED MATERIAL CO., Ltd
Tin	Eagle Brass
Tin	Eastern Alloys
Tin	Eco-System Recycling Co., Ltd.
Tin	Edzell Corp
Tin	EF2 Fer Com Prod. Sid. Eirelli
Tin	EFD INC.
Tin	Egli Fischer
Tin	EiYasushi-shi Hirokatsu Suzu-gyo Co., Ltd.
Tin	Electro Metal Pte
Tin	Electroloy Corperation Sdn Bhd

Tin	Electroloy Corporation Sdn Bhd
Tin	Electroloy Metal (Shenzhen) Co. ltd.
Tin	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company
Tin	Elmet S.A. de C.V.
Tin	Elmet S.L.U.
Tin	ELSOLD
Tin	EM Vinto
Tin	Empresa Metalúrgica Vinto (Government, 100%)
Tin	Enthone GnBH, Germany
Tin	Essar Steel Algoma
Tin	Estanho de Rondonia S.A.
Tin	E-tech Philippines
Tin	Exim Americana
Tin	Eximetal S.A.
Tin	Exotech Inc.
Tin	EXTOL
Tin	F&X Electro-Materials Ltd.
Tin	F.LLI COSTA
Tin	FA CHIA METAL
Tin	Federal Mogul Wiesbaden
Tin	Feinhütte Halsbrücke GmbH
Tin	Felder GmbH - Löttechnik
Tin	Fenix Metals
Tin	FERAY LEHIM
Tin	Ferd. Haecker KG
Tin	Ferro Alloys de México, S.A. de C.V.
Tin	First Copper Technology Co., Ltd.
Tin	Five gold steel material processing Dongguan Tangxia re- sho
Tin	Foongsan Corporation
Tin	Fortune Metal Factory
Tin	FRACSA
Tin	Frost Electroplating Lt
Tin	Frys Metals Inc/dba Alpha
Tin	Fuji Metal Mining
Tin	Fuji Metal Mining Corp.
Tin	Full armor Industries (Holdings) Limited
Tin	Fundição Regali
Tin	Fundipar
Tin	FUNDITUBA INDÚSTRIA METALÚRGICA LTDA.
Tin	GA AVRIL
Tin	GALF S.R.L. SPECIAL ALUMINIUM ALLOYS
Tin	Gallatin Steel
Tin	Galloo N.V.
Tin	Galva Metal
Tin	Galva-Metall GmbH
Tin	Gannan Tin Smelter
Tin	Gannon & Scott
Tin	Ganzhou City, Jiangxi Province on the Jewish Xinmao Tin Co., Ltd.
Tin	Ganzhou Grand Sea W & Mo Group Co Ltd
Tin	Ganzhou Huaxing Tungsten Products Co., Ltd.

Tin	Ganzhou Non-ferrous Metals Smelting Co., Ltd.
Tin	Ganzhou Seadragon W & Mo Co., Ltd.
Tin	Ganzhou Sinda W&Mo Co., Ltd.
Tin	Gaoxin Tin Industry(huizhou) Co., Ltd
Tin	Gebr. Kemper GmbH & Co.KG
Tin	Geib Refining Corp.
Tin	Geiju Jinye Mineral Co., Ltd.
Tin	Geiju ye lian chang
Tin	Geiju Yunxin Nonferrous Electrolysis Ltd.
Tin	Gejiu Fengming Metallurgy Chemical Plant
Tin	GEJIU GOLD SMELTER MINERALS CO.,LTD
Tin	Gejiu Jinye Mineral Company
Tin	Gejiu Kai Meng Industry and Trade LLC
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.
Tin	GEJIU YE LIAN CHANG
Tin	Gejiu Yunxi Group Corp.
Tin	Gejiu YunXin Colored Electrolysis Ltd
Tin	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.
Tin	Gejiu Zi-Li
Tin	Gejiu Zili Mining And Metallurgy Co., Ltd.
Tin	GEM TERMINAL IND.CO.,LTD
Tin	Geofeli
Tin	GERDAU
Tin	GGB France EURL
Tin	Ginger Lötmittel - Dresden
Tin	Glencore
Tin	Global Advanced Metals
Tin	Global Advanced Metals Pty Ltd
Tin	Global Tungsten & Powders Corp.
Tin	GMH
Tin	Gold Bell Group
Tin	Goldtek Company Limited
Tin	Gomat-e-K.
Tin	Good law, Ltd.
Tin	Goodway
Tin	GRANDE
Tin	Grant Manufacturing and Alloying
Tin	Grik Perak Malaysia
Tin	Growing and Chemical (Suzhou) Co., Ltd.
Tin	Grupo Mexico S.A. (mineria)
Tin	Guang Xi Hua Xi Corp
Tin	Guang zhou hong wuxi products limited
Tin	Guangdong Hanhe Non-Ferrous Metal Co., Ltd.
Tin	Guangdong Huajing Metal Profile Co., Ltd.
Tin	GuangDong Jiatian Stannum Products Co., Ltd
Tin	GUANGXI HUAXI GROUP
Tin	Guangxi Nonferrous Metals Group
Tin	Guangxi taixing electronic welding material co., LTD
Tin	Guangxi Zhongshan Jin Yi Smelting Co., Ltd.
Tin	Guangzhou Non-Ferrous Metals Research Institute

Tin	GUANGZHOU PACIFIC TINPLATE CO,.LTD.
Tin	Guangzhou Special Copper & Electronics material Co.,LTD
Tin	GUANGZHOU TIANSHUO ELECTRONI TECHNOLOGY.CO.LTD
Tin	Guanyang Guida Nonferrous Metal Smelting Plant
Tin	Guest Chinese tin smelting Ltd.
Tin	Guest Huaxi Smelting Co. Ltd.
Tin	Guixi Smelter
Tin	H.C. Starck Group
Tin	H.C. Starck Inc.
Tin	Habia Cable GmbH
Tin	Hai Yuxin Xi Zhuhai Co., Ltd.
Tin	Hainan Haikou
Tin	haiwoo
Tin	Hana-High Metal
Tin	Hanbaek nonferrous metals
Tin	Hangzhou youbang soldering materials Co.,Ltd
Tin	Hanhwa International
Tin	HARADA METAL INDUSTRY CO., LTD.
Tin	Harima Smelter
Tin	Harmony Gold Refinery
Tin	Hawkins, Inc.
Tin	Hayes Metals
Tin	HeChi Metallurgical Chemical factory
Tin	HeeSung
Tin	Henan Zhongyuan Gold Smelter Co., Ltd.
Tin	HENAN ZHONGYUAN GOLD SMELTING LIMITED LIABILITY COMPANY
Tin	Hengtai Wiring Materials Co., Ltd.
Tin	Heraeus
Tin	Heraeus Material Technology Gmbh & Co.KG
Tin	Heraeus Oriental Hitec Co., Ltd.
Tin	Heraeus Precious Metals GmbH & Co. KG
Tin	HERAEUS S.P.A.
Tin	Heyco Metals
Tin	Hezhou Jinwei Tin Co., Ltd
Tin	High Quality Technology Co., Ltd.
Tin	Highjent Technology
Tin	High-Power Surface Technology
Tin	High-Tech Co., Ltd.
Tin	HIJOS DE JUAN DE GARAY
Tin	Hikaru Suites Ltd.
Tin	Hisikari Mine
Tin	Hitachi
Tin	Hitachi Chemical Co. America, Ltd.
Tin	Hi-Temp
Tin	HL Thorne
Tin	Hoei Metal Co,. Ltd.
Tin	Hon Shen Co. Ltd
Tin	Honeywell Electronic Materials
Tin	Hong Qiao nanoscale science and Technology (Shenzhen) Co. Ltd
Tin	Hongqiao Metals (Kunshan) Co., Ltd.

Tin	HONGTAIZHOU SMELTER
Tin	Hop hing electroplating Company Zhejiang
Tin	HQ Metal (Shenzhen) Co.Ltd
Tin	HUA ENG WIRE&CABLE CO.,LTD
Tin	HUAHONG CO., LTD
Tin	Huanggang Tongding metal materials Co., Ltd.
Tin	huanqiu
Tin	Huaxi Group of Nandan
Tin	Huaxi Smelting Co. Ltd
Tin	Huayou
Tin	HuiChang Hill Tin Industry Co., Ltd.
Tin	Huichang Jinshunda Tin Co., Ltd.
Tin	Huiliang
Tin	Huizhou Taiwan Electronic Component Limited Company
Tin	Huizhou Tin High-tech Co., Ltd.
Tin	Hulterworth Smelter
Tin	Humen, Dongguan, China West Lake Industrial Zone
Tin	Hunan Xianghualing tin
Tin	Hung Cheong Metal Manufacturing Limited
Tin	Huron Valley Steel Corp
Tin	Hwasung CJ Co., Ltd
Tin	Hyundai-Steel
Tin	IBERICA DE ALEACIONES LIGERAS,S.L
Tin	IBF IND Brasileira de Ferroligas Ltda
Tin	IMC-MetalsAmerica, LLC
Tin	Impag AG
Tin	Imperal Aluminum
Tin	Imperial Zinc Corporation
Tin	In The High-Tech Co. Ltd
Tin	Inbra Ind E Comercio De Metais LTDA
Tin	Incesa Comp. Elétricos Ltda
Tin	Increasingly and Chemical (Suzhou) Co., Ltd.
Tin	Ind, Brasiliera de Ferroligas Ltda
Tin	Ind. Minera Mexico
Tin	INDIUM CORPORATION OF EUROPE
Tin	INDONESIA SMELTING CORPORATION BERHAD
Tin	Indonesia Tin Corp
Tin	Industrial gross revenue (co) Co., Ltd.
Tin	Ing.Josef Kořínek
Tin	INNOVATION FACTORY, OLD TOWN ,GEJIU, HONGHE HANI YI AUTONOMOUS PREFECTURE,YUNNAN ,CHINA
Tin	International Wire Goup, Inc
Tin	International Wire Group, Inc
Tin	IPS (Suzhou) New Materials Co. Ltd
Tin	IRM
Tin	Ishifuku Metal Industry Co., Ltd.
Tin	ISHIHARA CHEMICAL CO., LTD.
Tin	Ishihara Pharmaceutical products
Tin	ISHIKAWA METAL CO.,LTD.
Tin	Italbronze LTDA

Tin	i-TSCL
Tin	Izhevsk Electromechanical Plant Kupol
Tin	J.S.METAL
Tin	J.S.T. Components (S) Pte Ltd
Tin	Jan Janq
Tin	Japan Chofu manufacturing plant
Tin	Japan Copper and Brass Co., Ltd.
Tin	Japan Ferrar Metals
Tin	Japan Mint
Tin	Japan New Metals Co., Ltd.
Tin	Japan Pure Chemical
Tin	Japan Refining Co., Ltd.
Tin	Japanese precision and chain
Tin	JAU JANQ ENTERPRISE CO., LTD.
Tin	JAUJANQ_Malaysia Smelting Corp
Tin	JCU Corportation
Tin	Jean Goldschmidt International
Tin	JFE Steel Corporation
Tin	JGI
Tin	Jia Lung Corp.
Tin	Jia Tian
Tin	JIA WANG Technology solder product
Tin	Jiangmen Huayuan Industry Co. Ltd
Tin	Jiangxi Copper Company Limited
Tin	JiangXi JiaWang
Tin	Jiangxi Ketai Advanced Material Co., Ltd.
Tin	Jiangxi New Nanshan Technology Ltd.
Tin	jiangxi tongye
Tin	Jin Lee Chang
Tin	Jin Tian
Tin	jin yi group
Tin	Jin Zhou
Tin	JinDa Metal Co., Ltd.
Tin	JiuJiang JinXin Nonferrous Metals Co., Ltd.
Tin	Jiujiang Tanbre Co., Ltd.
Tin	Joetsu Bronz1 corporation
Tin	Johnson Matthey Inc
Tin	Johnson Matthey Ltd
Tin	Johnson Matthey, UK-London
Tin	JSC Ekaterinburg Non-Ferrous Metal Processing Plant
Tin	JSC Uralelectromed
Tin	J-Tech
Tin	JU TAI INDUSTRIAL CO.,LTD.
Tin	JX NIKKO NISSEKI
Tin	JX Nippon Mining & Metals Co., Ltd.
Tin	Kainan Metal Ind. Co. Ltd
Tin	Kalas Wire
Tin	Kanfort Industrial (Yantai)
Tin	KARAS PLATING LTD
Tin	Kazzinc Ltd

Tin	Kee Shing
Tin	Keeling & Walker
Tin	KEMET Blue Metals
Tin	KEMET Blue Powder
Tin	Kennametal Huntsville
Tin	Kester
Tin	Kester inc
Tin	KIESOW DR. BRINKMANN
Tin	KIHONG T & G
Tin	KIKI JAPAN
Tin	King-Tan Tantalum Industry Ltd
Tin	Kisei
Tin	KISTRON
Tin	Kitts Metal Works
Tin	Kitz Metal Works Corporation
Tin	Kiyomine Metal Industry Co.,Ltd.
Tin	Kiyotaka Taiwan Enterprise Co.
Tin	KME Brass Germany GmbH
Tin	KME BRASS ITALY
Tin	KME France
Tin	Koalco Co., Ltd.
Tin	Kobe Steel, Ltd.
Tin	Kobelco
Tin	Koepp Schaum GmbH
Tin	KOHOKU KOGYO CO.,LTD.
Tin	KOHSHIN
Tin	Kojima Chemicals Co., Ltd
Tin	Koki Products Co.,Ltd
Tin	Konshan into the solder manufacturing CO., LTD.
Tin	Korea Metal Co. Ltd
Tin	Korea Poongsan Smelting Corporation
Tin	KOVOHUTĚ PŘÍBRAM NÁSTUPNICKÁ, A.S.
Tin	KOVOHUTE PRIBRAM NASTUPNICKA,A.S.
Tin	k-Tech
Tin	KU PING ENTERPRISE CO., LTD.
Tin	Kuan Shuo Ind. Co. Ltd
Tin	KuanShan China Ai Sen Self-conductor Meterials Company
Tin	Kunming High-tech Industrial Developing Area
Tin	Kunshan concentric surface technology co., LTD
Tin	Kunshan into the solder manufacturing co., LTD
Tin	Kunshan shenghan
Tin	Kunshan Shing Lee Solder manufactureing co.Ltd
Tin	Kunshan Xin Ding metal material Limited company
Tin	Kunshan xiubo
Tin	Kuntai
Tin	Kupol
Tin	Küppers Metallwerk GMBH
Tin	Kurt J Lesker Company
Tin	KYOCERA
Tin	KYOCERA Corporation

Tin	Kyrgyzaltyn JSC
Tin	L Trade and Technology
Tin	LANGFANG BONDTRON ELECTRONIC MATERIALS CO., LTD.
Tin	L'azurde Company For Jewelry
Tin	LBMA
Tin	LEAD-FREE SOLDER smelter
Tin	Lee Cheong Gold
Tin	Lee established a solder Manufacturing Co., Ltd. Kunshan
Tin	LEE KU INDUSTRIAL CO., LTD
Tin	Levitra can, Shenzhen Electronic Technology Co., Ltd.
Tin	LG INTERNATIONAL CORP
Tin	LI CHUN METALS CO., LTD.
Tin	Li Hong, Wuxi Electronic Materials Co.,Ltd
Tin	Lian Xing Plating Factory
Tin	Lichung Soldering Manufacturing Co.,Ltd
Tin	Linetech
Tin	Lingbao Jinyuan Tonghui Refinery Co. Ltd.
Tin	Linwu Xianggui Ore Smelting Co., Ltd.
Tin	LiQiao plating
Tin	LITTELFUSE
Tin	LMD
Tin	LSM Brasil S.A.
Tin	LUPON ENTERPRISE CO., LTD
Tin	Lushan
Tin	M&R Claushuis BV
Tin	M/s ECO Tropical Resources
Tin	M/s.Sarvottam Enterprises
Tin	Ma On Shuguang Smelting Plant
Tin	Maanshan Dongshen electronic material factory
Tin	MacDermid GmbH
Tin	Magnesium Elekton Inc.
Tin	Magnu's Minerais Metais e Ligas Ltda.
Tin	Makin Metal Powders (UK) Ltd
Tin	Malaysia Aluminium & Alloy Sdn.Bhd
Tin	Malaysia Smelting Corporation (MSC)
Tin	MANAAS MEYERLARGICAL
Tin	MARCO METALES DE MEXICO,S. DE R.L. DE C.V.
Tin	Maruichi Steel Tube Ltd. Co.
Tin	Materials Eco-Refining Co. Ltd.
Tin	Materion Advanced Metals
Tin	Matsuda Sangyo Co., Ltd.
Tin	MATSUO HANDA CO.,LTD.
Tin	Matsuo Solder Co., Ltd.
Tin	MATSUSHIMA KINZOKU
Tin	MATSUSHIMA METAL CO.,LTD
Tin	MBO
Tin	MCP Heck
Tin	MCP HEK GmbH
Tin	MCP Metalspecialties, Inc
Tin	MCP Mining & Chemical Products Ltd UK

Tin	Mecomsa, S.A. de C.V.
Tin	Medeko CAST
Tin	Melt Metais e Ligas S.A.
Tin	Meng neng
Tin	MENTPL
Tin	metaconcept france
Tin	Metahub Industries Sdn. Bhd.
Tin	Met-AL
Tin	Metal Alloy (India)
Tin	Metal Do Co. Ltd.
Tin	Metall- und Oberflächenchemie Sperzel GmbH
Tin	Metall-Chimique N.V
Tin	Metallic Resources, Inc.
Tin	Metallo Belgium N.V.
Tin	Metallo Spain S.L.U.
Tin	Metallo-Chimique N.V.
Tin	Metallum Metal Trading Company
Tin	Metallurgical Products India Pvt. Ltd.
Tin	Metalor Technologies (Hong Kong) Ltd
Tin	Metalor Technologies (Singapore) Pte., Ltd.
Tin	Metalor Technologies SA
Tin	Metalor USA Refining Corporation
Tin	METALÚRGICA MET-MEX PEÑOLES, S.A. DE C.V
Tin	Metari
Tin	Metropolitan Alloys Corp
Tin	Midland Industries, Inc.
Tin	Mihara Kinzoku Kogyo Co.,Ltd.
Tin	Millard Wire
Tin	Minchali Metal Industry Co., Ltd.
Tin	Mineracao Taboca S.A.
Tin	Mineral-Metal s.r.o.
Tin	Ming Li Jia smelt Metal Factory
Tin	minicut
Tin	Minmetals Ganzhou Tin Co. Ltd.
Tin	Minsur
Tin	Misue Tin Smelter and Refinery
Tin	Mits-Tec (Shanghai) Co. Ltd.
Tin	Mitsubishi Materials Corporation
Tin	Mitsubishi Shindoh Co,Ltd.
Tin	MITSUI MINING & SMELTING CO., LTD.
Tin	Mitsui Mining and Smelting Co., Ltd.
Tin	MK Electronics
Tin	Modeltech Sdn Bhd
Tin	Monette
Tin	Moravia Steel a.s.
Tin	Morigin Company
Tin	Multiple Xin precision metal electroplating factory
Tin	N.E. CHEMCAT
Tin	NanJing DaMai Science Technology Industry Co.,LTD
Tin	Nanjing Xin Ying Technology Co,Ltd

Tin	Nankang Nanshan Tin Co., Ltd.
Tin	NANTONG CHUN YUAN ELECTRONICSIND CO., LTD.
Tin	Nathan Trotter & Co INC.
Tin	NATIONAL BRONZE & METALS
Tin	Navoi Mining and Metallurgical Combinat
Tin	Neuhaus
Tin	New Mining Co., Ltd.
Tin	New Nippon Metal Mining Co., LTD
Tin	Ney Metals and Alloys
Tin	Nghe Tinh Non-Ferrous Metal
Tin	Nghe Tinh Non-Ferrous Metals Joint Stock Company
Tin	NIHON GENMA MFG.CO.,LTD.
Tin	Nihon Kagaku Sangyo
Tin	Nihon Material Co. LTD
Tin	Nihon superior
Tin	NINGBO CITY CHANGZHEN COPPER CO.,LTD
Tin	Ningbo Jintian copper (Group ) Company Limited
Tin	NINGBO YINZHOU TIN BRONZE BELT CO.,LTD
Tin	Ningxia Orient Tantalum Industry Co., Ltd.
Tin	Nippon Filler Metals Ltd
Tin	Nippon Kinzoku
Tin	Nippon Metal Ferrer's
Tin	Nippon Mining & Metals
Tin	Nippon Shindo CO.,LTD.
Tin	Nippon Steel Sumitomo Metal Co., Ltd.
Tin	Nishihara Science and Engineering
Tin	NITAH
Tin	Nitora
Tin	Nohon Superior Co.,
Tin	Norteña de Metales, SA
Tin	North Star BlueScope Steel, LLC
Tin	Northern Smelter
Tin	Novosibirsk Processing Plant Ltd.
Tin	Nrudakoto Ltd.
Tin	NTET, Thailand
Tin	Nucor Steel
Tin	nyrstar
Tin	O.M. Manufacturing (Thailand) Co., Ltd.
Tin	O.M. Manufacturing Philippines, Inc.
Tin	Ohio Precious Metals, LLC
Tin	OJSC Novosibirsk Refinery
Tin	Oki Copper and Brass Industry Co., Ltd.
Tin	Old City Metals Processing Co., Ltd.
Tin	Old Ye Factory
Tin	OM Group
Tin	Operaciones Metalurgical S.A.
Tin	Oxbow Metales Mèxico S. de R.L de C.V
Tin	Ozawa Kinzoku
Tin	Padaeng Industry public company limited
Tin	Palm International

Tin	PAMP SA
Tin	PAN JIT INTERNATIONAL INC.
Tin	PAN LIGHT CORP
Tin	PAN PACIFIC COPPER CO., LTD. (JX Nippon Mining & Metals Co., Ltd Group)
Tin	PBT
Tin	PENINSULAR DE LATÓN
Tin	PERUSAHAAN SADUR TIMAH MALAYSIA
Tin	Phoenix Metal Ltd.
Tin	PHONON MEIWA INC.
Tin	PIREKS
Tin	Plansee
Tin	Plansee SE Liezen
Tin	Pongpipat Company Limited
Tin	POONGSAN CORPORATION
Tin	Posco
Tin	POSSEHL
Tin	Prifer Com de Sucata
Tin	PRIMEYOUNG METAL (ZHUHAI)IND.CO.,LTD
Tin	Pro WU Xianggui Mining and Metallurgy Co. Ltd.
Tin	Productos Minerales del Norte S.A. de C.V.
Tin	Pro-Tech Korea
Tin	PT Alam Lestari Kencana
Tin	PT Aneka Tambang (Persero) Tbk
Tin	PT Aries Kencana Sejahtera
Tin	PT Artha Cipta Langgeng
Tin	PT ATD Makmur Mandiri Jaya
Tin	PT Babel Inti Perkasa
Tin	PT Babel Surya Alam Lestari
Tin	PT Bangka Kudai Tin
Tin	PT Bangka Prima Tin
Tin	PT Bangka Putra Karya
Tin	PT Bangka Serumpun
Tin	PT Bangka Timah Utama Sejahtera
Tin	PT Bangka Tin Industry
Tin	PT Belitung Industri Sejahtera
Tin	PT BilliTin Makmur Lestari
Tin	PT Bukit Timah
Tin	PT Cipta Persada Mulia
Tin	PT DS Jaya Abadi
Tin	PT Eunindo Usaha Mandiri
Tin	PT Fang Di MulTindo
Tin	PT HP Metals Indonesia
Tin	PT Inti Stania Prima
Tin	PT Justindo
Tin	PT Karimun Mining
Tin	PT Kijang Jaya Mandiri
Tin	PT Koba Tin
Tin	PT Lautan Harmonis Sejahtera
Tin	PT Menara Cipta Mulia
Tin	PT Mitra Stania Prima

Tin	PT NATARI
Tin	PT O.M. Indonesia
Tin	PT Panca Mega Persada
Tin	PT Pelat Timah Nusantara Tbk
Tin	PT Premium Tin Indonesia
Tin	PT Prima Timah Utama
Tin	PT Rajehan Ariq
Tin	PT Rajwa International
Tin	PT Refined Bangka Tin
Tin	PT Sariwiguna Binasentosa
Tin	PT Seirama Tin Investment
Tin	PT Singkep Times Utama
Tin	PT Solder Indonesia
Tin	PT Stanindo Inti Perkasa
Tin	PT Sukses Inti Makmur
Tin	PT Sumber Jaya Indah
Tin	PT Supra Sukses Trinusa
Tin	PT Timah (Persero) Tbk Kundur
Tin	PT Timah (Persero) Tbk Mentok
Tin	PT Tinindo Inter Nusa
Tin	PT Tirus Putra Mandiri
Tin	PT Tommy Utama
Tin	PT Yinchendo Mining Industry
Tin	Public Procurement Service
Tin	Qian Dao Tin Products
Tin	Qingdao Klong Nonferrous metal Co.,ltd
Tin	QIT
Tin	Quan kai shiye(gu)youxian gongsi
Tin	RAFFMETAL SPA
Tin	Rahman Hydraulic Tin Sdn Bhd
Tin	Rand Refinery (Pty) Ltd
Tin	RedRing Solder (M) Sdn. Bhd
Tin	Redsun Metal Ind.co.,LTD
Tin	Reiborudo Co., Ltd.
Tin	REMELT SOURCES, INC.
Tin	Resind Industria e Comercio Ltda.
Tin	REYNOLDS
Tin	RFH Tantalum Smeltry Co., Ltd
Tin	Ri Kuang
Tin	Richard Stenzhorn GmbH
Tin	RICHEMAX INTERNATIONAL CO., LTD.
Tin	Rihin
Tin	Risse + Wilke Kaltband GmbH & Co.KG
Tin	Ritchey Metals
Tin	Royal Canadian Mint
Tin	RSI
Tin	Rui Da Hung
Tin	Russkoe olovo
Tin	S Company
Tin	S. Izaguirre

Tin	Saarstahl AG
Tin	Sabin Metal Corp.
Tin	Sacal
Tin	saitamaken irumasi sayama ke hara
Tin	Salzgitter
Tin	Samatron Co., Ltd.
Tin	Sambo Industry
Tin	Samduck Precious Metals
Tin	Samhwa non-ferrorus Metal ind.co.ltd
Tin	SAMSUNG Electro-mechanics co., ltd.
Tin	Samtec
Tin	Samwon Metals Corp.
Tin	Sandvik Material Technology
Tin	San'etsu Metals Co., Ltd.
Tin	Sanmenxia hang seng science and technology, research and development Co., LTD
Tin	SARBAK
Tin	SASAKI CHEMICAL CO.,LTD
Tin	SASAKI SOLDER INDUSTRY CO.,LTD
Tin	Schloetter Co. Ltd.
Tin	Schlötter GmbH & Co. KG
Tin	Schone Edelmetaal
Tin	Seapower Ltd. Zhuhai
Tin	Seikou
Tin	seirenngyousya
Tin	Seju Industry
Tin	Selayang Solder sdn Bhd
Tin	Semco，
Tin	SEMPSA Joyería Platería SA
Tin	Sendi (Japan): Kyocera Corporation
Tin	SENJI METAL INDUSTRY CO.,LTD,
Tin	Senju
Tin	Senju Metal (H.K) Limited
Tin	Senju Metal (ShangHai) Co.,ltd.
Tin	SENJU METAL INDUSTRY CO.,LTD.
Tin	Senju Metal(H.K)Limited
Tin	Settu Chemical Industry
Tin	SEVELAR
Tin	Severstal Columbus
Tin	Severstal Dearborn
Tin	Sevotrans
Tin	SGS
Tin	SGS BOLIVIA S.A.
Tin	Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co. Ltd.
Tin	Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co.Ltd.
Tin	Shandong China Electronic Materials Co.,Ltd
Tin	Shandong Zhaojin Gold & Silver Refinery Co. Ltd
Tin	ShangDongZhaoJinLiFu noble metal CO.,LTD.
Tin	Shanghai Baosteel Group Corporation
Tin	Shanghai Hubao Coppe

Tin	Shanghai Jiangxi Metals Co. Ltd
Tin	SHANGHAI MITSUOKA ELECTRONICS CO.,LTD.
Tin	Shanghai New Solar
Tin	SHANGHAI PU ZHAO TRADING CO., LTD
Tin	Shanghai Sigma Metals, Inc
Tin	Shanghai Sinyang Semiconductor Materials
Tin	"SHANGHAI YUANHAO SURFACE FINSHING CO., LTD"
Tin	ShangHai YueQiang Metal Products Co., LTD
Tin	Shanghai Zhong gong Tin Co.,Ltd
Tin	ShangQi
Tin	shangyouxinmao Tin Co., Ltd.
Tin	Shantou xi kuang
Tin	Shao Xing Tian Long Tin Matewrials Co. LTD.
Tin	Shapiro Metals
Tin	Shen Mao Solder (M) Sdn. Bhd
Tin	shen mao Tin products co.,ltd
Tin	SHEN ZHEN AIJIAGA INDUSTRY CO., LTD
Tin	Shen Zhen Anchen solder products co.,Ltd.
Tin	shen zhen qi xiang da hua gong gong si
Tin	Shen Zhen Rui Yun Feng Industry Co.,Ltd
Tin	SHENYANG RONGSHENGYUAN
Tin	Shenzhen Aijiafa Industrial Co., Ltd.
Tin	Shenzhen Anchen Soldering Tin Product Co., Ltd.
Tin	SHENZHEN BOSHIDA SODERING TIN INDUUSTRIAL CO,LTD
Tin	SHENZHEN CHEMICALS & LIGHT INDUSTRY CO.,LTD.
Tin	Shenzhen City Jin Chun Tin Co., Ltd.
Tin	Shenzhen City Thai Industrial CO., LTD.
Tin	Shenzhen Hong Chang Metal Manufacturing Factory
Tin	SHENZHEN HONGCHANG METAL MANUFACTURING FACTORY.
Tin	Shenzhen Honghe Yunguan Tin Co., Ltd.
Tin	Shenzhen Kamo Co.,Ltd
Tin	Shenzhen keaixin Technology
Tin	Shenzhen New Jin Spring Solder Products Co.,Ltd
Tin	Shenzhen Qi Xiang Da Chemical Company
Tin	Shenzhen Qi Xiang da Hua Gong Gong Si
Tin	SHENZHEN RED CLOUD CROWN TIN LIMITED
Tin	Shenzhen Yi Cheng Industrial
Tin	Shinken
Tin	SHINKO ELECTRIC INDUSTRIES CO., LTD.
Tin	SHINKO LEADMIKK CO.,LTD
Tin	Shonan Plant Tanaka Kikinzoku
Tin	Showa Kako
Tin	SHUER DER INDUSTRY (JIANGSU) CO.,LTD
Tin	Sichuan Guanghan Jiangnan casting smelters
Tin	Sichuan Metals & Materials Imp & Exp Co
Tin	SIGMA
Tin	Sigma Group
Tin	SIGMA TIN ALLOY CO., LTD
Tin	Singapore LME Tin
Tin	Sinitron, Shenmao Solder (M) Sdn. Bhd.

Tin	Sinnihon Brass CO.,LTD
Tin	SIP
Tin	Sipi Metals Corp
Tin	Sizer Metals PTE
Tin	SIZER METALS PTE LTD
Tin	Sizer Metals PTE LTD.
Tin	Snow up to the city of Suzhou Chemical Co., Ltd
Tin	So Accurate Refining Group
Tin	Soft Metais Ltda.
Tin	SOLDA COBIX
Tin	SOLDER COAT CO.,LTD
Tin	Solder Manufacturing Co., Ltd. Kunshan Shing Lee
Tin	Solder: Nippon Filler Metals Ltd (Tin: PT Timah)
Tin	Solderindo
Tin	Solder-MIC
Tin	Solikamsk Magnesium Works OAO
Tin	Solnet Metal Industry Co.，Ltd
Tin	SONGWON
Tin	SORIMETAL
Tin	Southwest China Dandong FCOFCO Property Group Maps Glossary tells
Tin	Spectro Alloys Corp
Tin	SPTE
Tin	STANCHEM Sp. j. (trader)
Tin	Stanchem Sp.j. (trader)
Tin	Stannol
Tin	Steel Dynamics
Tin	Stretti
Tin	Süddeutsche Metallhandels-gesellschaft mbH
Tin	SUMISHO MATERIAL CORP.
Tin	Sumitomo Metal Mining Co., Ltd.
Tin	Sun Surface Technology Co Ltd
Tin	Sundwiger Messingwerk GmbH & Co.KG
Tin	Super Dragon Technology Co. Ltd.
Tin	Super Ligas
Tin	Super Ligas Indústria e Comércio de Metais Ltda.
Tin	Suzhou Co. Ltd.
Tin	Suzhou Feixiang Solder Materials Co., Ltd.
Tin	SUZHOU NUONENGDA CHEMICAL CO.,LTD
Tin	swissmetal
Tin	Swopes Salvage
Tin	T.S. Crane
Tin	Tae Seung
Tin	TaeguTec Ltd.
Tin	Tai nian gao keji gufen youxian gongsi
Tin	Taicang City Nancang Metal Meterial Co.,Ltd
Tin	Taiwan high-tech Co., Ltd.
Tin	Taiwan Huanliang
Tin	Taiwan Qing Gao Qi Ye You Xian Gong Si
Tin	Taiwan qinggao qiye you xian gong si
Tin	Taiwan Totai Co., Ltd.

Tin	Taiwan's lofty Enterprises Ltd.
Tin	Taizhou chang san Jiao electron Co.,Ltd
Tin	Taki Chemical Co., Ltd.
Tin	Tamura
Tin	Tanaka Kikinzoku Kogyo K.K.
Tin	TAP
Tin	Tarutin Kester Co., Ltd.
Tin	TATA STEEL
Tin	Tatari Hikaru DANGER
Tin	TCC steel
Tin	TDK
Tin	Technic
Tin	Teck Metals LTD
Tin	Tejing (Vietnam) Tungsten Co Ltd
Tin	Telex
Tin	TENNANT METAL PTY LTD.
Tin	Termomecanica
Tin	Thai Nguyen Nonferrous Metal Co
Tin	Thai Sarco Thailand
Tin	Thaisarco
Tin	The Great Wall Gold and Silver Refinery of China
Tin	The Heracles Las (China) Co., Ltd.
Tin	The Hutti Gold Company
Tin	The Miller Company
Tin	The Refinery of Shandong Gold Mining Co. Ltd
Tin	THEY MING INDUSTRIAL CO.,LTD
Tin	Thousand Island Metal Foil Co., Ltd.
Tin	Three green surface technology limited company
Tin	Thye Ming Industrial Co., Ltd.
Tin	ThyssenKrupp Steel
Tin	Tiancheng Metal Materials Co., Ltd.
Tin	Tianjin Haoxin Technology Co., Ltd.
Tin	Tianjin Huamei
Tin	Tianjin Rui Jian Electronics Co., Ltd.
Tin	Tianjin Yishang chemical trade Co.,LTD
Tin	Tianshui ling bo technology co., Ltd
Tin	TIANSHUI LONG BO TECHNOLOGY CO., LTD
Tin	TIB Chemicals AG
Tin	Tim Plating Gejiu
Tin	Tin Group Co.,Ltd
Tin	Tin Plating Gejiu
Tin	TIN PRODUCTS CO. LTD.
Tin	Tin Products Manufacturing Co. Ltd.
Tin	TIN SHARES
Tin	Tin Xicai Co., Ltd.,
Tin	Tisamatic
Tin	Tochij
Tin	TODINI AND CO SPA
Tin	Tokuriki Honten Co., Ltd
Tin	TOKYONAMARI Co.,Ltd.

Tin	TONG LONG
Tin	Tongding Metal Material Co.,Ltd.
Tin	TONGDING METALLIC MATERIAL CO.LTD
Tin	Tongling nonferrous Metsls Group Co.,Ltd
Tin	TONGXIN
Tin	TOP-TEAM TECHNOLOGY (SHENZHEN) LIMITED
Tin	Torecom
Tin	TOTAI
Tin	Towa Denki Trading (S) Pte Ltd
Tin	Toyama, Japan
Tin	Toyo Smelter & Refinery of Sumitomo Metal Mining Co.,ltd
Tin	TOYOTA TSUSHO CORPORATION
Tin	Tratho Metal Química Ltda.
Tin	Traxys
Tin	TRAXYS EUROPE SA
Tin	Trialco Inc.
Tin	Tunnan Tin Group
Tin	Tuyen Quang Non-Ferrous Metals Joint Stock Company
Tin	Tyco
Tin	UBS METALOR
Tin	Uchihashi Estec Co., Ltd.
Tin	UFO Co., Ltd. Guangxi Ping Gui
Tin	Ulba
Tin	Umicore Brasil Ltda
Tin	Umicore Precious Metal (S) Pte. Ltd.
Tin	Umicore SA Business Unit Precious Metals Refining
Tin	Uni Bros Metal Pte Ltd
Tin	Uniforce Metal Industrial Corp.
Tin	UNION TOOL CO.LTD
Tin	United Precious Metal Refining, Inc.
Tin	UNITED SMELTER
Tin	Units year high Technology Co. , Ltd.
Tin	usugidenkaikougyou Co.,Ltd.
Tin	Usuginu electrolytic industries
Tin	VACUUM SCHMELZE
Tin	Valcambi SA
Tin	Vale Inco, Ltd
Tin	Vedani Carlo Metalli
Tin	VERTEX METALS INC.
Tin	VINCO
Tin	VIRANI STEEL & IRON
Tin	Vishay Intertechnology
Tin	Vitkovicke slevarny
Tin	VQB Mineral and Trading Group JSC
Tin	Wang Yu Manufacturing Co. Ltd.
Tin	Warm Shares Ltd.
Tin	Warton Metals Limited
Tin	Watanabe Plating co.
Tin	WELLEY
Tin	Well-Lin Enterprise Co Ltd

Tin	Wen Cheng Co., Ltd.
Tin	wens
Tin	Western Australian Mint trading as The Perth Mint
Tin	Westfalenzinn
Tin	Westmetall GmbH & Co.KG
Tin	White Solder Metalurgia e Mineracao Ltda.
Tin	Wieland Metals
Tin	Wieland Werke AG
Tin	Wildshaw Ltd
Tin	Wilhelm Westmetall, Germany
Tin	Win Tin Co., Ltd. Yongkang Hiroshima
Tin	Wind Yunnan Nonferrous Metals Co., Ltd.
Tin	Winter Metalle GmbH
Tin	Wittka Galvanisierung GmbH
Tin	WKK
Tin	WKK EMS EQUIPMENT(SHENZHEN) LTD.
Tin	WKK PCB Trading Ltd
Tin	Wolfram Bergbau und Hütten AG
Tin	Wolfram Company CJSC
Tin	Wonil Metal Co Ltd
Tin	Wu Xi Shi Yi Zheng Ji Xie She Bei Company
Tin	Wu Xi Yun Xi
Tin	WUHU ZHONGYUAN METAL SHEET AND FOIL CO.,LTD
Tin	Wujiang City luxe Tin Factory
Tin	Wuxi Lantronic Electronic Co Ltd
Tin	WUXI YUNXI SANYE SOLDER FACTORY
Tin	Xia yi jinshu gongye(gu)youxian gongsi
Tin	Xiamen Hongfa
Tin	Xiamen Honglu Tungsten Molybdenum Industry Co.,Ltd
Tin	Xiamen Tungsten Co., Ltd.
Tin	Xianghualing Tin Industry Co Ltd
Tin	Xianghualing Tin Minerals
Tin	XiHai - Liuzhou China Tin Group Co ltd - list as "China Tin"
Tin	Ximao Tin Co. LTD
Tin	Xin Furukawa Metal ( Wuxi ) Co., Ltd.
Tin	Xin Tongding
Tin	XIN WANG copper smelter
Tin	Xingrui Noble Metal Material Co., Ltd.
Tin	XINGYANG ELECTRONCS Co.,Led.
Tin	Xingye Copper International Group Limited
Tin	Xinjian Mining Corporation
Tin	Xinke precision copper strip Co., Ltd.
Tin	xinmao tin corp .,ltd
Tin	Xinmao Xiye (Tin Company)
Tin	XINQIAN
Tin	XINYE CO. LTD
Tin	XiYue
Tin	XURI
Tin	Ya qiao giye gufen youxian gongsi

Tin	Yahataseitetsusho
Tin	Yamamoto Precious Metal Co Ltd
Tin	Yannan Tin Group (Holding) Co., Ltd
Tin	YANTAI ZHAOJIN LAI FUK PRECIOUS METALS,LTD
Tin	Yao Zhang
Tin	YAO ZHANG ENTERPRISE CO., LTD.
Tin	Yawata iron
Tin	Ye Chiu Metal Recycling (China) Ltd.
Tin	Ye Chiu Metal smelting Sdn Bhd
Tin	YE CHIU METAL SMELTING SDN.BHD
Tin	YH(Yunnan)
Tin	Yifeng Tin
Tin	YIK SHING TAT INDUSTRIAL CO.,LTD
Tin	Yiquan Manufacturing
Tin	Yixing Chemical Reagent Company
Tin	Yokohama Metal Co Ltd
Tin	yongkang
Tin	Yongsun Corporation
Tin	Yoo Chang Metal Inc.
Tin	You nai tong cai(suzhou)youxian gongsi
Tin	YQ
Tin	YTC
Tin	Yu Material (Suzhou) Co. Ltd.
Tin	Yuan Ye Electronics(Shen Zhen)CO.,LTD
Tin	Yuang-Hsian Metal Industrial Corp
Tin	YUANG-HSIAN METAL INDUSTRIAL CORP.
Tin	Yuanhao
Tin	Yun Lan Xi Ye
Tin	Yunan Tin company limited
Tin	YUNAN TIN PRODUCTS MANUFACTURING CO.,LTD.OF YTCL
Tin	YUNANXIYE
Tin	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.
Tin	Yunnan Chengo Electric Smelting Plant
Tin	Yunnan China Rae Metal Materials Company
Tin	Yunnan Copper Zinc Industry Co., Ltd.
Tin	Yunnan Dian'xi Tin Mine
Tin	Yunnan GeJiu Jin Ye Mineral Co.,Ltd
Tin	Yunnan Industrial Co., Ltd.
Tin	Yunnan Metallurgical Group Co., Ltd
Tin	Yunnan old colored cloud new electrolysis Ltd.
Tin	Yunnan Tin Co.,Ltd
Tin	Yunnan Tin Company Limited
Tin	Yunnan Tin Industry Refco Group Ltd.
Tin	YUNNAN TRAVEL WIND NON-FERROUS METAL SHARES LIMITED
Tin	Yunnan wenshan-malipo strike-slip baiyi mining co., LTD
Tin	yunnan xi ye gufen youxian gongsi
Tin	Yunnan xiangyunfeilong Non-Ferrous Metals Co.Ltd.
Tin	YUNNAN YUN SHARES OF COPPER-ZINC INDUSTRY LIMITED
Tin	YunnanTinco.,Ltd.
Tin	YUNSIN

Tin	Yuntinic Chemical GmbH
Tin	Yuntinic Resources GmbH
Tin	Yuntinic Resources Inc.
Tin	Yunxi Co.,Ltd
Tin	Yunxin Non-ferrous Electroanalysis Ltd.
Tin	Zhang Yao
Tin	Zhangzhou Macro Real Non-Ferrous Metals
Tin	Zhangzhou Xiangcheng Hongyu Building
Tin	Zhejiang Asia-Welding Ltd.
Tin	Zhejiang Hexing Electroplating Company
Tin	Zhejiang Huangyan Chemical Co., Ltd
Tin	Zhejiang Huangyan Xinqian Electrical Parts Factory
Tin	ZHEJIANG KEYU METAL MATERIAL CO.,LTD
Tin	ZHEJIANG STRONG SOLDER MATERIALS
Tin	ZHENXIONG COPPER GROUP CO., LTD
Tin	Zhongfahao Wujin Zhipin Youxian Gongsi
Tin	Zhongguo guang nan dai xi jituan
Tin	Zhongshan Jinye Smelting Co., Ltd
Tin	ZhongShi
Tin	ZhongShi Metal
Tin	Zhongwang
Tin	Zhongyuan Gold Smelter of Zhongjin Gold Corporation
Tin	Zhuhai Co., Ltd. Hai Yuxin Xi
Tin	Zhuhai Horyison Solder Co.,Ltd
Tin	Zhuhai Quanjia
Tin	Zhuzhou Cement Carbide
Tin	Zijin Mining Group Co. Ltd
Tin	Zong yang shiye youxian gongsi
Tin	Zu Hai Haiyuxin Tin Products Co., Ltd.
Tungsten	A&M Minerals Limited
Tungsten	A.L.M.T. TUNGSTEN Corp.
Tungsten	AB FERROLEGERINGAR
Tungsten	ACL Metais Eireli
Tungsten	Advanced Alloy Services
Tungsten	Air Liquide Far Eastern (ALFE)
Tungsten	Air Products
Tungsten	Alloys Imphy
Tungsten	ALMT
Tungsten	Altlantic Metals
Tungsten	Asha Enterprise
Tungsten	Asia Tungsten Products Vietnam Ltd.
Tungsten	ATI Metal Working Products
Tungsten	Atlantic Metals
Tungsten	Aubert & Duval
Tungsten	AVX Corporation
Tungsten	Axis Material Limited
Tungsten	Beijing Zenith Materials
Tungsten	Bejing Tian-long
Tungsten	Buffalo Tungsten
Tungsten	Cabot Corporation

Tungsten	Canon-Muskegon Corp
Tungsten	CB-CERATIZIT
Tungsten	Central Glass
Tungsten	Ceratizit S.A
Tungsten	Changchun up-optotech
Tungsten	Chengtong Electrical Appliance Factory
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.
Tungsten	China National Nonferrous Metals Imp. & Exp. Jiangxi Corporation Ltd.
Tungsten	China's nonferrous mining group co. LTD
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.
Tungsten	Chunbao Carbide Science & Technology Co.,Ltd
Tungsten	COOKSON SEMPSA
Tungsten	CTS Industries
Tungsten	Dayu Jincheng Tungsten Industry Co., Ltd.
Tungsten	Dayu Jincheng Tungsten Industry Co.,Ltd.
Tungsten	Dayu Weiliang Tungsten Co., Ltd.
Tungsten	Degutea
Tungsten	Douluoshan Sapphire Rare Metal Co Ltd
Tungsten	Evraz Stratcor, Inc.
Tungsten	Exotech.Inc
Tungsten	FIRST COPPER TECHNOLOGY CO.,LTD
Tungsten	Foshan Nanhai Xihai Metal material Co., Ltd.
Tungsten	Fujian Jinxin Tungsten Co., Ltd.
Tungsten	Ganxian Shirui New Material Co., Ltd.
Tungsten	Ganzhou Grand Sea W & Mo Group Co Ltd
Tungsten	Ganzhou Haichuang Tungsten Co., Ltd.
Tungsten	Ganzhou Haichuang Tungsten Industry Co., Ltd.
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.
Tungsten	Ganzhou Non-ferrous Metals Smelting Co., Ltd.
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.
Tungsten	Ganzhou Yatai Tungsten Co., Ltd.
Tungsten	Gerard Daniel Worldw
Tungsten	GESAC
Tungsten	Global Tungsten & Powders Corp.
Tungsten	Graphite India Limited
Tungsten	Guangdong Guangzhou Guangsheng Non-Ferrous Import & Export Co. Ltd
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.
Tungsten	H.C. Starck Group
Tungsten	H.C. Starck Smelting GmbH & Co. KG
Tungsten	H.C. Starck Tungsten GmbH
Tungsten	Hitachi
Tungsten	Hi-Temp
Tungsten	Hi-Temp Specialty Metals, Inc.
Tungsten	Hunan Chenzhou Mining Co., Ltd.
Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji
Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Yanglin
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.
Tungsten	Hunan Litian Tungsten Industry Co., Ltd.
Tungsten	Hydrometallurg, JSC

Tungsten	IBG China
Tungsten	IES Technical Sales
Tungsten	ILJIN DIAMOND CO., LTD
Tungsten	Ingichki Metals LLC
Tungsten	Izawa Metal Co., Ltd
Tungsten	J.S.METAL
Tungsten	Jada Electronic limited
Tungsten	Japan New Metals Co., Ltd.
Tungsten	JIANGSU HETIAN SCI-TECH MATERIAL CO.,LTD
Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.
Tungsten	Jiangxi Dayu Longxintai Tungsten Co., Ltd.
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.
Tungsten	Jiangxi Minmetals Gao'an Non-ferrous Metals Co., Ltd.
Tungsten	Jiangxi Richsea New Materials Co., Ltd.
Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.
Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.
Tungsten	Jiangxi Xiushui Xianggan Nonferrous Metals Co., Ltd.
Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.
Tungsten	Jinzhou Xingye Smelt Duty Corp., Ltd.
Tungsten	Jiujiang Tanbre
Tungsten	JX Nippon Mining & Metals Co., Ltd.
Tungsten	Kanto Denka Kogyo Co., Ltd.
Tungsten	Kennametal Fallon
Tungsten	Kennametal Huntsville
Tungsten	KYORITSU GOKIN CO., LTD.
Tungsten	La Parrila
Tungsten	LLC "RELIT"
Tungsten	Luoyang Mudu Tungsten & Molybdenum Technology Co., Ltd
Tungsten	Malipo Haiyu Tungsten Co., Ltd.
Tungsten	Materion
Tungsten	Mehra Ferro-Alloys Pvt Ltd.
Tungsten	Metallo-Chimique N.V.
Tungsten	Midwest Tungsten Wire Co.
Tungsten	Minmetals Ganzhou Tin Co. Ltd.
Tungsten	Mitsui Mining and Smelting Co., Ltd.
Tungsten	Moliren Ltd.
Tungsten	Nanchang Cemented Carbide Limited Liability
Tungsten	Nanchang Cemented Carbide Limited Liability Company
Tungsten	Niagara Refining LLC
Tungsten	Ninghua Xingluokeng Tungsten Mine Co., Ltd.
Tungsten	NingHua XingLuoKeng TungSten Mining CO.,LID
Tungsten	Ningxia Orient Tantalum Industry Co., Ltd.
Tungsten	Nippon Micrometal Corporation
Tungsten	NIPPON STEEL
Tungsten	North American Tungsten
Tungsten	Nui Phao H.C. Starck Tungsten Chemicals Manufacturing LLC
Tungsten	Nui Phao HC Starck
Tungsten	Parmer Traders
Tungsten	Philippine Chuangxin Industrial Co., Inc.
Tungsten	Plansee SE Liezen

Tungsten	Pobedit, JSC
Tungsten	PT Indra Eramulti Logam Industri
Tungsten	PT Stanindo Inti Perkasa
Tungsten	PT Timah (Persero), Tbk
Tungsten	Saganoseki Smelter & Refinery
Tungsten	Sandvik Material Technology
Tungsten	Sanher Tungsten Vietnam Co., Ltd.
Tungsten	Scandmetal
Tungsten	Sichuan Metals & Materials Imp & Exp Co
Tungsten	Sincemat Co, Ltd.
Tungsten	Solar Applied Materials Technology Corp.
Tungsten	Soleras
Tungsten	South-East Nonferrous Metal Company Limited of Hengyang City
Tungsten	SPECIALITY METAL TRADING
Tungsten	Sulzer Ltd.
Tungsten	Sumitomo
Tungsten	Sumitomo Electric, USA (A.L.M.T.)
Tungsten	Sumitomo Metal Mining Co., Ltd.
Tungsten	Sunaga Tungsten
Tungsten	Sylham
Tungsten	TaeguTec
Tungsten	Taiyo Nippon Sanso Trading (Shanghai) Co., LTD
Tungsten	Tamano Smelter, Hibi Kyodo Smelting Co., Ltd
Tungsten	TDC Metal Co., Ltd.
Tungsten	Tejing (Vietnam) Tungsten Co., Ltd.
Tungsten	Thaisarco Thailand Smelting and Refining Co. Ltd.
Tungsten	ThyssenKrupp Steel
Tungsten	Tosoh
Tungsten	Treibacher Industrie AG
Tungsten	Triumph Northwest
Tungsten	Tungsten Diversified Industries LLC
Tungsten	ugitech
Tungsten	ULVAC
Tungsten	Unecha Refractory metals plant
Tungsten	Vietnam Youngsun Tungsten Industry Co., Ltd.
Tungsten	Voss Metals Company, Inc.
Tungsten	Wah Lee Industrial Corp.,
Tungsten	Weartech
Tungsten	Western Metal Materials Co.,ltd
Tungsten	WOGEN RESSOURCES LTD
Tungsten	Wolfram Bergbau und Hutten AG
Tungsten	Wolfram Company CISC
Tungsten	WOLFRAM INDUSTRIE TRAUNSTEIN
Tungsten	Woltech Korea Co., Ltd.
Tungsten	W-Si靶材
Tungsten	Xiamen Golden Egret Special Alloy Co. Ltd.
Tungsten	Xiamen Honglu Tungsten Molybdenum Co., Ltd.
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.
Tungsten	Xiamen Tungsten Co., Ltd.
Tungsten	Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.

Tungsten	Xinhai Rendan Shaoguan Tungsten Co., Ltd.
Tungsten	Yuntinic Resources
Tungsten	Zhuzhou Better Tungsten Carbide, Co Limited
Tungsten	Zhuzhou Cement Carbide
Tungsten	Zhuzhou Cemented Carbide Group Co. Ltd.
Tungsten	ZHUZHOU DECHENG NONFERROUS METALS INDUSTRY CO. LTD
Tungsten	Zigong
Countries of origin for conflict minerals from the above smelters/refiners are believed to be:
Andorra, Argentina, Australia, Austria, Belgium, Bolivia (Plurinational state of), Brazil, Canada, Chile, China, Croatia, Czech Republic, Estonia, Ethiopia, France, Germany, Ghana, Hong Kong, India, Indonesia, Italy, Japan, Kazakhstan, Korea (Republic of), Kyrgyzstan, Lithuania, Luxembourg, Macedonia (the Former Yugoslav Republic of), Malaysia, Mexico, Mozambique, Myanmar, Netherlands, New Zealand, Norway, Peru, Philippines, Poland, Russian Federation, Rwanda, Saudi Arabia, Singapore, Slovakia, South Africa, Spain, Sudan, Sweden, Switzerland, Taiwan (province of China), Thailand, Turkey, Uganda, Ukraine, United Arab Emirates, United Kingdom of Great Britain and Northern Ireland, United States of America, Uruguay, Uzbekistan, Viet Nam, Zambia, Zimbabwe
The following facilities were validated as smelters/refiners or have been audited by the CFSI, but country of origin information was not available. We continue to engage with our suppliers to determine the source of 3TG processed at the following facilities and to engage in efforts to determine the mine or location of origin of the 3TG used with greater specificity.
(None to report. All Smelters were reported with Countries)
* Facility has obtained a conflict free audit for a metal different from those indicated in this list.
** Facility has obtained a conflict free audit but country of origin information was not available to SPX FLOW, Inc.
VI. Product Description
Our products subject to this disclosure are pumps; valves; mixers; plate heat exchangers; dehydration technologies; filtration technologies; rotating and stationary heat exchangers; and industrial tools and hydraulic units. The conflict minerals necessary to the functionality or production of these products are, to our knowledge, obtained from suppliers who source these metals from the smelters/refiners and countries identified to date and listed in Section V above.
VII. Independent Private Sector Audit
Not required for calendar year 2017.